UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 3, 2003

Novitron International, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	0-12716 (Commission File Number)	04-2573920 (I.R.S. Employer Identification No.)

One Gateway Center, Suite 411
Newton, Massachusetts                         02458
(Address of Principal Executive Offices)(Zip Code)

(617) 527-9933
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

TABLE OF CONTENTS

Item 5. Other Events.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX
Exhibit 2.1

Item 5. Other Events.

On December 30, 2002, Novitron International, Inc. ("the Company") and Landmark Scientific entered into a First Amendment to the Agreement and Plan of Merger with Landmark Scientific, Inc., dated August 21, 2002, and incorporated herein by reference, agreeing to extend the closing of the transcation unitl June 30, 2003.

 Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  Financial Statements of Businesses Acquired.

  None required.

  Pro Forma Financial Information.

  None required

  Exhibits
2.1	THIS FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER (this “Amendment”), dated as of December 30, 2002, by and among Novitron International, Inc. and Landmark Scientific.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

Novitron International, Inc.

Date: January 3, 2003	/s/ Israel M. Stein MD

Israel M. Stein MD Chairman of the Board Principal Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	THIS FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER (this “Amendment”), dated as of December 30, 2002, by and among Novitron International, Inc. and Landmark Scientific.